EXHIBIT 99.8

  THIS INSTRUMENT PREPARED BY:

  Gibson Dunn & Crutcher LLP
  333 S. Grand Avenue
  Los Angeles, CA 90071
  Attn: Janna Jenkins

  AND WHEN RECORDED MAIL TO:

  Commercial Banking Group (AU #2702)
  201 Third Street, 8th Floor
  San Francisco, CA  94013
  Attn: Records Management / Team 2
  Loan No. 8079119402

     THIS MORTGAGE SECURES NOTES WHICH PROVIDE FOR A VARIABLE INTEREST RATE

                                    MORTGAGE
                  WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

THE PARTIES TO THIS MORTGAGE WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("Mortgage"), made as of January __, 2004, are VIRCO MFG. CORPORATION ("Mortgagor") and Wells Fargo Bank, National Association ("Mortgagee"). The mailing address of Mortgagor and Mortgagee are the addresses for those parties set forth or referred to in Section 7.10 below.

                          ARTICLE 1. GRANT OF MORTGAGE

         1.1 GRANT. For the purposes of and upon the terms and conditions in this Mortgage and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor irrevocably grants, bargains, sells, conveys and assigns to Mortgagee, with power of sale and right of entry and possession, all of that real property located in the City of Conway, County of Faulkner, State of Arkansas, described on Exhibit A attached hereto, together with all right, title, interest, and privileges of Mortgagor in and to all streets, ways, roads, and alleys used in connection with or pertaining to such real property, all development rights or credits, air rights, water, water rights and water stock related to the real property, and all minerals, oil and gas, and other hydrocarbon substances in, on or under the real property, and all appurtenances, easements, rights and rights of way appurtenant or related thereto; all buildings, other improvements and fixtures now or hereafter located on the real property, including, but not limited to, all apparatus, equipment, and appliances used in the operation or occupancy of the real property, it being intended by the parties that all such items shall be conclusively considered to be a part of the real property, whether or not attached or affixed to the real property (the "Improvements"); all interest or estate which Mortgagor may hereafter acquire in the property described above, and all additions and accretions thereto, and the proceeds of any of the foregoing; (all of the foregoing being collectively referred to as the "Subject Property"). The listing of specific rights or property shall not be interpreted as a limit of general terms.

         1.2 ADDRESS. The addresses of the Subject Property are (i) 1701 Sturgis Road, (ii) 900 Robbins Street, and (iii) 701 Bruce Street. However, neither the failure to designate an address nor any inaccuracy in the addresses designated shall affect the validity or priority of the lien of this Mortgage on the Subject Property as described on Exhibit A.

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                                                             Loan No. 8079119402

                         ARTICLE 2. OBLIGATIONS SECURED

         2.1 OBLIGATIONS SECURED. Mortgagor makes this Mortgage for the purpose of securing the following obligations ("Secured Obligations"):

                  (a) Payment to Mortgagee of all sums at any time owing under (i) that certain Revolving Line of Credit Note of even date herewith in the principal amount of Forty Five Million Dollars ($45,000,000) (the "Credit Note"), and (ii) that certain Term Note of even date herewith in the principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000) (the "Term Note"; and, together with the Credit Note, the "Notes") executed by VIRCO MFG. CORPORATION, a Delaware corporation ("Borrower"), and payable to the order of Mortgagee, as lender; and

                  (b) Payment to Mortgagee of all sums representing Bank Product Obligations, as defined in the Credit Agreement referred to below; and

                  (c) Payment and performance of all covenants and obligations of Mortgagor under this Mortgage; and

                  (d) Payment and performance of all covenants and obligations on the part of Borrower under that certain Amended and Restated Credit Agreement ("Credit Agreement") of even date herewith by and between Borrower and Mortgagee, as lender, and each other Loan Document executed in connection therewith; and

                  (e) Payment and performance of all future advances and other obligations that the then record owner of all or part of the Subject Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Mortgagee, when such future advance or obligation is evidenced by a writing which recites that it is secured by this Mortgage; and

                  (f) All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; or
                           (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes.

         2.2 OBLIGATIONS. The term "obligations" is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges (if any), late charges and loan fees at any time accruing or assessed on any of the Secured Obligations, including, without limitation, any interest or other payment obligations that would have accrued on the Secured Obligations but for the application of the United States Bankruptcy Code.

         2.3 INCORPORATION. All terms of the Secured Obligations and the documents evidencing such obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Subject Property shall be deemed to have notice of the terms of the Secured Obligations and to have notice, if provided therein, that: (a) the Notes or the Credit Agreement may permit borrowing, repayment and re-borrowing so that repayments shall not reduce the amounts of the Secured Obligations; and (b) the rate of interest on one or more Secured Obligations may vary from time to time.

                    ARTICLE 3. ASSIGNMENT OF LEASES AND RENTS

         3.1 ASSIGNMENT. Mortgagor hereby irrevocably assigns to Mortgagee all of Mortgagor's right, title and interest in, to and under:
                  (a) all leases of the Subject Property or any portion thereof, and all other agreements of any kind relating to the use or occupancy of the Subject Property or any portion thereof, whether now existing or entered into after the date hereof ("Leases"); and (b) the rents, revenue, income, issues, deposits and profits of the Subject Property, including, without limitation, all amounts payable and all rights and benefits accruing to Mortgagor under the Leases ("Payments"). The term "Leases" shall also include all guarantees of and security for the lessees' performance thereunder, and all amendments,

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                                                             Loan No. 8079119402

                  extensions, renewals or modifications thereto which are permitted hereunder. This is a present and absolute assignment, not an assignment for security purposes only, and Mortgagee's right to the Leases and Payments is not contingent upon, and may be exercised without possession of, the Subject Property.

         3.2 GRANT OF LICENSE. Mortgagee confers upon Mortgagor a license ("License") to collect and retain the Payments as they become due and payable, until the occurrence of a Default (as hereinafter defined). Upon a Default, the License shall be automatically revoked and Mortgagee may collect and apply the Payments pursuant to Section 6.4 without notice and without taking possession of the Subject Property. Mortgagor hereby irrevocably authorizes and directs the lessees under the Leases to rely upon and comply with any notice or demand by Mortgagee for the payment to Mortgagee of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the lessees' undertakings under the Leases, and the lessees shall have no right or duty to inquire as to whether any Default has actually occurred or is then existing hereunder. Mortgagor hereby relieves the lessees from any liability to Mortgagor by reason of relying upon and complying with any such notice or demand by Mortgagee.

         3.3 EFFECT OF ASSIGNMENT. The foregoing irrevocable assignment shall not cause Mortgagee to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Subject Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; or (c) responsible or liable for any waste committed on the Subject Property by the lessees under any of the Leases or any other parties; for any dangerous or defective condition of the Subject Property; or for any negligence in the management, upkeep, repair or control of the Subject Property resulting in loss or injury or death to any lessee, licensee, employee, invitee or other person. Mortgagee shall not directly or indirectly be liable to Mortgagor or any other person as a consequence of: (i) the exercise or failure to exercise by Mortgagee, or any of its employees, agents, contractors or subcontractors, any of the rights, remedies or powers granted to Mortgagee hereunder; or (ii) the failure or refusal of Mortgagee to perform or discharge any obligation, duty or liability of Mortgagor arising under the Leases.

         3.4 REPRESENTATIONS AND WARRANTIES. Mortgagor represents and warrants that: (a) the Schedule of Leases attached hereto as
                  Schedule 1 is, as of the date hereof, a true, accurate and complete list of all Leases; (b) all existing Leases are in full force and effect and are enforceable in accordance with their respective terms, and no breach or default, or event which would constitute a breach or default after notice or the passage of time, or both, exists under any existing Leases on the part of any party; (c) no rent or other payment under any existing Lease has been paid by any lessee for more than one
                  (1) month in advance; and (d) none of the lessor's interests under any of the Leases has been transferred or assigned.

         3.5 COVENANTS. Mortgagor covenants and agrees at Mortgagor's sole cost and expense to: (a) perform the obligations of lessor contained in the Leases and enforce by all available remedies performance by the lessees of the obligations of the lessees contained in the Leases; (b) give Mortgagee prompt written notice of any default which occurs with respect to any of the Leases, whether the default be that of the lessee or of the lessor; (c) exercise Mortgagor's best efforts to keep all portions of the Subject Property that are capable of being leased at all times at rentals not less than the fair market rental value; (d) deliver to Mortgagee fully executed, counterpart original(s) of each and every Lease if requested to do so; and (e) execute and record such additional assignments of any Lease or specific subordinations (or subordination, attornment and non-disturbance agreements executed by the lessor and lessee) of any Lease to the Mortgage, in form and substance acceptable to Mortgagee, as Mortgagee may request. Mortgagor shall not, without Mortgagee's prior written consent or as otherwise permitted by any provision of the Credit Agreement: (i) enter into any Leases after the date thereof; (ii) execute any other assignment relating to any of the Leases; (iii) discount any rent or other sums due under the Leases or collect the same in advance, other than to collect rentals one (1) month in advance of the time when it becomes due; (iv) terminate, modify or amend any of the terms of the Leases or in any manner release or discharge the lessees from any obligations thereunder; (v) consent to any assignment or subletting by any lessee; or (vi) subordinate or agree to subordinate any of the Leases to any other Mortgage or encumbrance. Any such attempted action in violation of the provisions of this
                  Section 3.5 shall be null and void. Without in any way limiting the requirement of Mortgagee's consent hereunder, any sums received by Mortgagor in consideration of any termination (or the release or discharge

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                                                             Loan No. 8079119402

                  of any lessee) modification or amendment of any Lease shall be applied to reduce the outstanding Secured Obligations and any such sums received by Mortgagor shall be held in trust by Mortgagor for such purpose.

         3.6 ESTOPPEL CERTIFICATES. Within thirty (30) days after written request by Mortgagee, Mortgagor shall deliver to Mortgagee and to any party designated by Mortgagee estoppel certificates executed by Mortgagor and by each of the lessees, in recordable form, certifying (if such be the case): (a) that the foregoing assignment and the Leases are in full force and effect; (b) the date of each lessee's most recent payment of rent; (c) that there are no defenses or offsets outstanding, or stating those claimed by Mortgagor or lessees under the foregoing assignment or the Leases, as the case may be; and
                  (d) any other information reasonably requested by Mortgagee.

                ARTICLE 4. SECURITY AGREEMENT AND FIXTURE FILING

         4.1 SECURITY INTEREST. Mortgagor hereby grants and assigns to Mortgagee as of the "Closing Date" (defined in the Credit Agreement) a security interest, to secure payment and performance of all of the Secured Obligations, in all of the following described personal property in which Mortgagor now or at any time hereafter has any interest (collectively, the "Collateral"):

                           All goods, building and other materials, supplies, inventory, work in process, equipment, machinery, fixtures, furniture, furnishings, signs and other personal property and embedded software included therein and supporting information, wherever situated, which are or are to be incorporated into, used in connection with, or appropriated for use on
                           (i) the real property described on Exhibit A attached hereto and incorporated by reference herein or (ii) any existing or future improvements on the real property (which real property and improvements are collectively referred to herein as the "Subject Property"); together with all rents and security deposits derived from the Subject Property; all inventory, accounts, cash receipts, deposit accounts, accounts receivable, contract rights, licenses, agreements, general intangibles, payment intangibles, software, chattel paper (whether electronic or tangible), instruments, documents, promissory notes, drafts, letters of credit, letter of credit rights, supporting obligations, insurance policies, insurance and condemnation awards and proceeds, proceeds of the sale of promissory notes, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the ownership, management, leasing, operation, sale or disposition of the Subject Property or any business now or hereafter conducted thereon by Mortgagor; all development rights and credits, and any and all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the Subject Property; all water and water rights, wells and well rights, canals and canal rights, ditches and ditch rights, springs and spring rights, and reservoirs and reservoir rights appurtenant to or associated with the Subject Property, whether decreed or undecreed, tributary, non-tributary or not non-tributary, surface or underground or appropriated or unappropriated, and all shares of stock in water, ditch, lateral and canal companies, well permits and all other evidences of any of such rights; all deposits or other security now or hereafter made with or given to utility companies by Mortgagor with respect to the Subject Property; all advance payments of insurance premiums made by Mortgagor with respect to the Subject Property; all plans, drawings and specifications relating to the Subject Property; all loan funds held by Mortgagee, whether or not disbursed; all funds deposited with Mortgagee pursuant to any loan agreement; all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Subject Property or any portion thereof; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing; together with all books, records and files relating to any of the foregoing.

                           As to all of the above described personal property which is or which hereafter becomes a "fixture" under applicable law, this Mortgage constitutes a fixture filing under the Arkansas Uniform Commercial Code, as amended or recodified from time to time ("UCC").

         4.2 REPRESENTATIONS AND WARRANTIES. Mortgagor represents and warrants that: (a) Mortgagor has, or will have, good title to the Collateral; (b) Mortgagor has not previously assigned or encumbered the

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                                                             Loan No. 8079119402

                  Collateral, and no financing statement covering any of the Collateral has been delivered to any other person or entity;
                  (c) Mortgagor's principal place of business is located at the address shown in Section 7.10; and (d) Mortgagor's legal name is exactly as set forth on the first page of this Mortgage and all of Mortgagor's organizational documents or agreements delivered to Mortgagee are complete and accurate in every respect.

         4.3 COVENANTS. Mortgagor agrees: (a) to execute and deliver such documents as Mortgagee deems necessary to create, perfect and continue the security interests contemplated hereby; (b) not to change its name, and as applicable, its chief executive office, its principal residence or the jurisdiction in which it is organized and/or registered without giving Mortgagee prior written notice thereof; (c) to cooperate with Mortgagee in perfecting all security interests granted herein and in obtaining such agreements from third parties as Mortgagee deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights hereunder; and (d) that Mortgagee is authorized to file financing statements in the name of Mortgagor to perfect Mortgagee's security interest in Collateral.

         4.4 RIGHTS OF MORTGAGEE. In addition to Mortgagee's rights as a "Secured Party" under the UCC, Mortgagee may, but shall not be obligated to, at any time without notice and at the expense of
                  Mortgagor: (a) give notice to any person of Mortgagee's rights hereunder and enforce such rights at law or in equity; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Mortgagee therein; (c) inspect the Collateral; and (d) endorse, collect and receive any right to payment of money owing to Mortgagor under or from the Collateral. Notwithstanding the above, in no event shall Mortgagee be deemed to have accepted any property other than cash in satisfaction of any obligation of Mortgagor to Mortgagee unless Mortgagee shall make an express written election of said remedy under UCC Section 9-620, or other applicable law.

         4.5 RIGHTS OF MORTGAGEE ON DEFAULT. Upon the occurrence of a Default (hereinafter defined) under this Mortgage, then in addition to all of Mortgagee's rights as a "Secured Party" under the UCC or otherwise at law:

                  (a) Mortgagee may (i) upon written notice, require Mortgagor to assemble any or all of the Collateral and make it available to Mortgagee at a place designated by Mortgagee; (ii) without prior notice, enter upon the Subject Property or other place where any of the Collateral may be located and take possession of, collect, sell, lease, license and dispose of any or all of the Collateral, and store the same at locations acceptable to Mortgagee at Mortgagor's expense; (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become the purchaser at any such sales;

                  (b) Mortgagee may, for the account of Mortgagor and at Mortgagor's expense: (i) operate, use, consume, sell, lease, license or dispose of the Collateral as Mortgagee deems appropriate for the purpose of performing any or all of the Secured Obligations;
                           (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Mortgagee may deem desirable or proper with respect to any of the Collateral; and (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Mortgagor in connection with or on account of any or all of the Collateral; and

                  (c) In disposing of Collateral hereunder, Mortgagee may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral may be applied by Mortgagee to the payment of expenses incurred by Mortgagee in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Mortgagee toward the payment of the Secured Obligations in such order of application as Mortgagee may from time to time elect.

                           Notwithstanding any other provision hereof, Mortgagee shall not be deemed to have accepted any property other than cash in satisfaction of any obligation of Mortgagor to Mortgagee unless Mortgagor shall make an express written election of said remedy under UCC ss. 9-620, or other applicable law. Mortgagor agrees that Mortgagee shall have no obligation to process or prepare any Collateral for sale or other disposition.

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                                                             Loan No. 8079119402

         4.6 POWER OF ATTORNEY. Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor's attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact Mortgagee may, without the obligation to do so, in Mortgagee's name, or in the name of Mortgagor, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Mortgagee's security interests and rights in or to any of the Collateral, and, upon a Default hereunder, take any other action required of Mortgagor; provided, however, that Mortgagee as such attorney-in-fact shall be accountable only for such funds as are actually received by Mortgagee.

         4.7 POSSESSION AND USE OF COLLATERAL. Except as otherwise provided in this Section or the other Loan Documents (as defined in the Credit Agreement), so long as no Default exists under this Mortgage or any of the Loan Documents, Mortgagor may possess, use, move, transfer or dispose of any of the Collateral in the ordinary course of Mortgagor's business and in accordance with the Credit Agreement.

                   ARTICLE 5. RIGHTS AND DUTIES OF THE PARTIES

         5.1 TITLE. Mortgagor represents and warrants that, except as disclosed to Mortgagee in a writing which refers to this warranty, Mortgagor lawfully holds and possesses fee simple title to the Subject Property without limitation on the right to encumber, and that this Mortgage is a first and prior lien on the Subject Property.

         5.2 TAXES AND ASSESSMENTS. Subject to Mortgagor's rights to contest payment of taxes as may be provided in the Credit Agreement, Mortgagor shall pay prior to delinquency all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or which may become a lien upon or cause a loss in value of the Subject Property or any interest therein. Mortgagor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any public authority upon Mortgagee by reason of its interest in any Secured Obligation or in the Subject Property, or by reason of any payment made to Mortgagee pursuant to any Secured Obligation; provided, however, Mortgagor shall have no obligation to pay taxes which may be imposed from time to time upon Mortgagee and which are measured by and imposed upon Mortgagee's net income.

         5.3 TAX AND INSURANCE IMPOUNDS. At any time following the occurrence of a Default, at Mortgagee's option and upon its demand, Mortgagor, shall, until all Secured Obligations have been paid in full, pay to Mortgagee monthly, annually or as otherwise directed by Mortgagee an amount estimated by Mortgagee to be equal to: (a) all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or may become a lien upon the Subject Property or Collateral and will become due for the tax year during which such payment is so directed; and (b) premiums for fire, hazard and insurance required or requested pursuant to the Loan Documents when same are next due. If Mortgagee determines that any amounts paid by Mortgagor are insufficient for the payment in full of such taxes, assessments, levies, charges and/or insurance premiums, Mortgagee shall notify Mortgagor of the increased amounts required to pay all amounts when due, whereupon Mortgagor shall pay to Mortgagee within thirty (30) days thereafter the additional amount as stated in Mortgagee's notice. All sums so paid shall not bear interest, except to the extent and in any minimum amount required by law; and Mortgagee shall, unless Mortgagor is otherwise in Default hereunder or under any Loan Document, apply said funds to the payment of, or at the sole option of Mortgagee release said funds to Mortgagor for the application to and payment of, such sums, taxes, assessments, levies, charges, and insurance premiums. Upon Default by Mortgagor hereunder or under any Secured Obligation, Mortgagee may apply all or any part of said sums to any Secured Obligation and/or to cure such Default, in which event Mortgagor shall be required to restore all amounts so applied, as well as to cure any other events or conditions of Default not cured by such application. Upon assignment of this Mortgage, Mortgagee shall have the right to assign all amounts collected and in its possession to its assignee whereupon Mortgagee shall be released from all liability with respect thereto. Within ninety-five (95) days following full repayment of the Secured Obligations (other than full repayment of the Secured Obligations as a consequence of a foreclosure or conveyance in lieu of foreclosure of the liens and security interests securing the Secured Obligations) or at such earlier time as Mortgagee may elect, the balance of all amounts collected and in Mortgagee's possession shall be paid to Mortgagor and no other party shall have any right or claim thereto.

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                                                             Loan No. 8079119402

         5.4 PERFORMANCE OF SECURED OBLIGATIONS. Mortgagor shall promptly pay and perform each Secured Obligation when due.

         5.5 LIENS, ENCUMBRANCES AND CHARGES. Mortgagor shall immediately discharge any lien not approved by Mortgagee in writing that has or may attain priority over this Mortgage. Subject to the provisions of the Credit Agreement regarding mechanics' liens, Mortgagor shall pay when due all obligations secured by or which may become liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Subject Property or Collateral, or any interest therein, whether senior or subordinate hereto.

         5.6      DAMAGES; INSURANCE AND CONDEMNATION PROCEEDS.

                  (a) The following (whether now existing or hereafter arising) are all absolutely and irrevocably assigned by Mortgagor to Mortgagee and, at the request of Mortgagee, shall be paid directly to Mortgagee: (i) all awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Subject Property or Collateral; (ii) all other claims and awards for damages to, or decrease in value of, all or any part of, or any interest in, the Subject Property or Collateral;
                           (iii) all proceeds of any insurance policies (whether or not expressly required by Mortgagee to be maintained by Mortgagor, including, but not limited to, earthquake insurance and terrorism insurance, if any) payable by reason of loss sustained to all or any part of the Subject Property or Collateral; and
                           (iv) all interest which may accrue on any of the foregoing. Subject to applicable law, and without regard to any requirement contained in Section 5.7(d), Mortgagee may at its discretion apply all or any of the proceeds it receives to its expenses in settling, prosecuting or defending any claim and may apply the balance to the Secured Obligations in any order acceptable to Mortgagee, and/or Mortgagee may release all or any part of the proceeds to Mortgagor upon any conditions Mortgagee may impose. Mortgagee may commence, appear in, defend or prosecute any assigned claim or action and may adjust, compromise, settle and collect all claims and awards assigned to Mortgagee; provided, however, in no event shall Mortgagee be responsible for any failure to collect any claim or award, regardless of the cause of the failure, including, without limitation, any malfeasance or nonfeasance by Mortgagee or its employees or agents.

                  (b) At its sole option, Mortgagee may permit insurance or condemnation proceeds held by Mortgagee to be used for repair or restoration but may condition such application upon reasonable conditions, including, without limitation: (i) the deposit with Mortgagee of such additional funds which Mortgagee determines are needed to pay all costs of the repair or restoration, (including, without limitation, taxes, financing charges, insurance and rent during the repair period); (ii) the establishment of an arrangement for lien releases and disbursement of funds acceptable to Mortgagee; (iii) the delivery to Mortgagee of plans and specifications for the work, a contract for the work signed by a contractor acceptable to Mortgagee, a cost breakdown for the work and a payment and performance bond for the work, all of which shall be acceptable to Mortgagee; and (iv) the delivery to Mortgagee of evidence acceptable to Mortgagee (aa) that after completion of the work the income from the Subject Property will be sufficient to pay all expenses and debt service for the Subject Property;
                           (bb) of the continuation of Leases acceptable to and required by Mortgagee; (cc) that upon completion of the work, the size, capacity and total value of the Subject Property will be at least as great as it was before the damage or condemnation occurred; (dd) that there has been no material adverse change in the financial condition or credit of Mortgagor since the date of this Mortgage; and (ee) of the satisfaction of any additional conditions that Mortgagee may reasonably establish to protect its security. Mortgagor hereby acknowledges that the conditions described above are reasonable, and, if such conditions have not been satisfied within thirty (30) days of receipt by Mortgagee of such insurance or condemnation proceeds, then Mortgagee may apply such insurance or condemnation proceeds to pay the Secured Obligations in such order and amounts as Mortgagee in its sole discretion may choose.

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                                                             Loan No. 8079119402

         5.7 INSURANCE, MAINTENANCE AND PRESERVATION OF THE SUBJECT PROPERTY. Subject to the provisions of the Credit Agreement, while any obligation of Mortgagor or any guarantor under any Loan Document remains outstanding, Mortgagor covenants:

                  (a) to maintain at Mortgagor's sole expense, with licensed insurers approved by Mortgagee, the following policies of insurance in form and substance satisfactory to Mortgagee, with Mortgagee named as first mortgagee on all such policies: (i) title insurance (including a Title Policy, together with any endorsements which Mortgagee may require, insuring Mortgagee in the principal amount of the Notes), (ii) property insurance (including, without limitation, such endorsements as Mortgagee may require, insuring Mortgagee against damage to the Subject Property in an amount acceptable to Mortgagee, with Mortgagee named on the policy under a Lender's Loss Payable Endorsement), (iii) flood hazard insurance, as required by applicable governmental regulations, or as deemed necessary by Mortgagee, (iv) liability insurance (including a policy of comprehensive general liability insurance) with limits as required by Mortgagee, insuring against liability for injury and/or death to any person and/or damage to any property occurring on the Subject Property and/or from any cause whatsoever. Mortgagor shall provide to Mortgagee the originals of all required insurance policies, or other evidence of insurance acceptable to Mortgagee. All insurance policies shall provide that the insurance shall not be cancelable or materially changed without thirty
                           (30) days' prior written notice to Mortgagee. Mortgagee shall be named under a Lender's Loss Payable Endorsement (form #438BFU or equivalent) on all insurance policies which Mortgagor actually maintains with respect to the Property. Mortgagor shall provide to Mortgagee evidence of any other hazard insurance Mortgagee may deem necessary at any time during the loan secured by this Mortgage;

                  (b) to keep the Subject Property and Collateral in good condition and repair;

                  (c) not to remove or demolish the Subject Property or Collateral or any part thereof, not to alter, restore or add to the Subject Property or Collateral (except in the ordinary course of business) and not to initiate or acquiesce in any change in any zoning or other land classification which affects the Subject Property without the Mortgagee's prior written consent;

                  (d) in the event of any damage or other casualty relating to the Subject Property or the Collateral and so long as Mortgagee has released any insurance claim proceeds relating thereto in accordance with Section
                           5.6 hereof, to complete or restore promptly and in good and workmanlike manner the Subject Property and Collateral, or any part thereof which may be damaged or destroyed;

                  (e) to comply with all laws, ordinances, regulations and standards, and all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character which affect the Subject Property or Collateral and pertain to acts committed or conditions existing thereon, including, without limitation, any work, alteration, improvement or demolition mandated by such laws, covenants or requirements;

                  (f) not to commit or permit waste of the Subject Property or Collateral; and

                  (g) to do all other acts which from the character or use of the Subject Property or Collateral may be reasonably necessary to maintain and preserve its value.

         5.8      INTENTIONALLY OMITTED.

         5.9 APPROVAL OF LEASES. All leases of all or any part of the Subject Property shall: (a) be upon terms and with tenants approved by Mortgagee prior to Mortgagor's execution of any such lease; and (b) include estoppel, subordination, attornment and mortgagee protection provisions satisfactory to Mortgagee. All standard lease forms and any material deviation from any form, shall be approved by Mortgagee prior to execution of any lease using such form.

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                                                             Loan No. 8079119402

         5.10 DEFENSE AND NOTICE OF LOSSES, CLAIMS AND ACTIONS. At Mortgagor's sole expense, Mortgagor shall protect, preserve and defend the Subject Property and Collateral and title to and right of possession of the Subject Property and Collateral, the security hereof and the rights and powers of Mortgagee hereunder against all adverse claims. Mortgagor shall give Mortgagee prompt notice in writing of the assertion of any claim, of the filing of any action or proceeding, of the occurrence of any damage to the Subject Property or Collateral and of any condemnation offer or action.

         5.11     CERTAIN POWERS OF MORTGAGEE.

                  (a) From time to time and without affecting the personal liability of any person for payment of any indebtedness or performance of any obligations secured hereby, Mortgagee may, without liability therefor and without notice: (a) release from the lien of this Mortgage all or any part of the Subject Property; (b) consent to the making of any map or plat thereof; and (c) join in any grant of easement thereon, any declaration of covenants and restrictions, or any extension agreement or any agreement subordinating the lien or charge of this Mortgage.

                  (b) Except as may be required by applicable law, Mortgagee may from time to time apply to any court of competent jurisdiction for aid and direction in the enforcement of the rights and remedies available hereunder, and may obtain orders or decrees directing or confirming or approving the enforcement of said remedies.

                  (c)      INTENTIONALLY OMITTED.

                  (d)      INTENTIONALLY OMITTED.

                  (e)      INTENTIONALLY OMITTED.

                  (f)      INTENTIONALLY OMITTED.

                  (g)      INTENTIONALLY OMITTED.

         5.12     COMPENSATION; EXCULPATION; INDEMNIFICATION.

                  (a) Mortgagor shall pay to Mortgagee reasonable compensation for services rendered concerning this Mortgage, including without limit any statement of amounts owing under any Secured Obligation. Mortgagee shall not directly or indirectly be liable to Mortgagor or any other person as a consequence of (i) the exercise of the rights, remedies or powers granted to Mortgagee in this Mortgage; (ii) the failure or refusal of Mortgagee to perform or discharge any obligation or liability of Mortgagor under any agreement related to the Subject Property or Collateral or under this Mortgage; or (iii) any loss sustained by Mortgagor or any third party resulting from Mortgagee's failure (whether by malfeasance, nonfeasance or refusal to act) to lease the Subject Property after a Default (hereinafter defined) or from any other act or omission (regardless of whether same constitutes negligence) of Mortgagee in managing the Subject Property after a Default unless the loss is caused by the gross negligence or willful misconduct of Mortgagee and no such liability shall be asserted against or imposed upon Mortgagee, and all such liability is hereby expressly waived and released by Mortgagor.

                  (b) MORTGAGOR INDEMNIFIES MORTGAGEE AGAINST, AND HOLDS MORTGAGEE HARMLESS FROM, ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, CAUSES OF ACTION, JUDGMENTS, COURT COSTS, ATTORNEYS' FEES AND OTHER LEGAL EXPENSES, COST OF EVIDENCE OF TITLE, COST OF EVIDENCE OF VALUE, AND OTHER EXPENSES WHICH IT MAY SUFFER OR
                           INCUR: (I) BY REASON OF THIS MORTGAGE; (II) BY REASON OF THE EXECUTION OF THIS MORTGAGE OR IN PERFORMANCE OF ANY ACT REQUIRED OR PERMITTED HEREUNDER OR BY LAW;
                           (III) AS A RESULT OF ANY FAILURE OF MORTGAGOR TO PERFORM MORTGAGOR'S OBLIGATIONS; OR (IV) BY REASON OF ANY ALLEGED OBLIGATION OR

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                                                             Loan No. 8079119402

                           UNDERTAKING ON MORTGAGEE'S PART TO PERFORM OR DISCHARGE ANY OF THE REPRESENTATIONS, WARRANTIES, CONDITIONS, COVENANTS OR OTHER OBLIGATIONS CONTAINED IN ANY OTHER DOCUMENT RELATED TO THE SUBJECT PROPERTY. THE ABOVE OBLIGATION OF MORTGAGOR TO INDEMNIFY AND HOLD HARMLESS MORTGAGEE SHALL SURVIVE THE RELEASE AND CANCELLATION OF THE SECURED OBLIGATIONS AND THE RELEASE OR PARTIAL RELEASE OF THIS MORTGAGE.

                  (c) Mortgagor shall pay all amounts and indebtedness arising under this Section 5.12 immediately upon demand by Mortgagee together with interest thereon from the date the indebtedness arises at the rate of interest then applicable to the principal balance of the Notes as specified therein.

         5.13     INTENTIONALLY OMITTED.

         5.14 DUE ON SALE OR ENCUMBRANCE. If the Subject Property or any interest therein shall be sold, transferred (including, without limitation, through sale or transfer of a majority or controlling interest of the corporate stock or general partnership interests or limited liability company interests of Mortgagor), mortgaged, assigned, further encumbered or leased, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law, without the prior written consent of Mortgagee, THEN Mortgagee, in its sole discretion, may declare all Secured Obligations immediately due and payable.

         5.15 RELEASES, EXTENSIONS, MODIFICATIONS AND ADDITIONAL SECURITY. Without notice to or the consent, approval or agreement of any persons or entities having any interest at any time in the Subject Property and Collateral or in any manner obligated under the Secured Obligations ("Interested Parties"), Mortgagee may, from time to time, release any person or entity from liability for the payment or performance of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, or accept additional security or release all or a portion of the Subject Property and Collateral and other security for the Secured Obligations. None of the foregoing actions shall release or reduce the personal liability of any of said Interested Parties, or release or impair the priority of the lien of and security interests created by this Mortgage upon the Subject Property and Collateral.

         5.16     INTENTIONALLY OMITTED.

         5.17 SUBROGATION. Mortgagee shall be subrogated to the lien of all encumbrances, whether released of record or not, paid in whole or in part by Mortgagee pursuant to the Loan Documents or by the proceeds of any loan secured by this Mortgage.

         5.18 RIGHT OF INSPECTION. Mortgagee, its agents and employees, may enter the Subject Property at any reasonable time for the purpose of inspecting the Subject Property and Collateral and ascertaining Mortgagor's compliance with the terms hereof.

         5.19     INTENTIONALLY OMITTED.

         5.20     HAZARDOUS MATERIALS. Mortgagor agrees as follows:

                  (a) NO HAZARDOUS ACTIVITIES. Mortgagor shall not cause or permit the Subject Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," "wastes," "regulated substances," "industrial solid wastes," or "pollutants" under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, the "Hazardous Materials"). "Hazardous Materials" shall not include commercially reasonable amounts of such materials used in the ordinary course of operation of the Property which are used and stored in accordance with all applicable environmental laws, ordinances and regulations. "Hazardous Materials Laws" are defined as laws, ordinances and regulations relating to Hazardous Materials, including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control

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                                                             Loan No. 8079119402

                           Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.

                  (b) COMPLIANCE. Mortgagor shall comply and cause the Subject Property to comply with all Hazardous Materials Laws.

                  (c) NOTICES. Mortgagor shall immediately notify Mortgagee in writing of: (i) the discovery of any Hazardous Materials on, under or about the Property; (ii) any knowledge by Mortgagor that the Property does not comply with any Hazardous Materials Laws; and (iii) any claims or actions ("Hazardous Materials Claims") pending or threatened against Mortgagor or the Property by any governmental entity or agency or by any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.

                  (d) REMEDIAL ACTION. In response to the presence of any Hazardous Materials on, under or about the Property, Mortgagor shall immediately take, at Mortgagor's sole expense, all remedial action required by any Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.

         5.21 HAZARDOUS MATERIALS INDEMNITY. MORTGAGOR HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS MORTGAGEE, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES) WHICH MORTGAGEE MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF THE USE, GENERATION, MANUFACTURE, STORAGE, DISPOSAL, THREATENED DISPOSAL, TRANSPORTATION OR PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY. MORTGAGOR SHALL IMMEDIATELY PAY TO MORTGAGEE UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTES. MORTGAGOR'S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS MORTGAGEE SHALL SURVIVE THE CANCELLATION OF THE NOTES AND THE RELEASE, OR PARTIAL RELEASE OF THIS MORTGAGE.

         5.22 LEGAL EFFECT OF SECTION. Mortgagor and Mortgagee agree that Mortgagor's duty to indemnify Mortgagee hereunder shall survive: (a) any judicial or non-judicial foreclosure under this Mortgage, or transfer of the Subject Property in lieu thereof, (b) the release or cancellation of this Mortgage; and
                  (c) the satisfaction of all of Mortgagor's obligation under the Loan Documents.

                          ARTICLE 6. DEFAULT PROVISIONS

         6.1 DEFAULT. For all purposes hereof, the term "Default" shall mean (a) at Mortgagee's option, the failure of Mortgagor to make any payment of principal or interest on the Notes or to pay any other amount due hereunder or under the Notes when the same is due and payable, whether at maturity, by acceleration or otherwise; (b) the failure of Mortgagor to perform any non-monetary obligation hereunder, or the failure to be true of any representation or warranty of Mortgagor contained herein and the continuance of such failure for ten (10) days after notice, or within any longer grace period, if any, allowed in the Credit Agreement for such failure, (c) the condemnation, seizure or appropriation of, or occurrence of an uninsured casualty with

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                                                             Loan No. 8079119402

                  respect to any material portion of the Subject Property; (d) the sequestration or attachment of, or any levy or execution upon any of the Subject Property, which sequestration, attachment, levy or execution is not released, expunged or dismissed prior to the earlier of thirty (30) days or the sale of the assets affected thereby; (e) the failure at any time of this Mortgage to be a valid first lien upon the Subject Property or any portion thereof, other than as a result of any release of the Mortgage with respect to all or any portion of the Subject Property pursuant to the terms and conditions of the Credit Agreement; (f) the discovery of any Hazardous Materials, which in Mortgagee's sole discretion, have a materially adverse impact on the value of the Subject Property, in, on or about the Subject Property subsequent to the Closing Date, as defined in the Credit Agreement; or (g) the existence of any Default as defined in the Credit Agreement.

         6.2 RIGHTS AND REMEDIES. At any time after Default, Mortgagee shall have all the following rights and remedies:

                  (a) With or without notice, to declare all Secured Obligations immediately due and payable.

                  (b) With or without notice, and without releasing Mortgagor from any Secured Obligation, and without becoming a mortgagee in possession, to cure any breach or Default of Mortgagor and, in connection therewith, to enter upon the Subject Property and do such acts and things as Mortgagee deems necessary or desirable to protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security of this Mortgage or the rights or powers of Mortgagee under this Mortgage; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of Mortgagee, is or may be senior in priority to this Mortgage, the judgment of Mortgagee being conclusive as between the parties hereto; (iii) to obtain insurance; (iv) to pay any premiums or charges with respect to insurance required to be carried under this Mortgage; or (v) to employ counsel, accountants, contractors and other appropriate persons.

                  (c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Mortgagor hereunder, and Mortgagor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Mortgagor waives the defense of laches and any applicable statute of limitations.

                  (d) To the fullest extent permitted by law, to seek non-judicial foreclosure pursuant to Ark. Code Ann.
                           Section 18-50-101, et seq.

                  (e) To apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Subject Property as a matter of strict right and without regard to the adequacy of the security for the repayment of the Secured Obligations, the existence of a declaration that the Secured Obligations are immediately due and payable, or the filing of a notice of default, and Mortgagor hereby consents to such appointment.

                  (f) To enter upon, possess, manage and operate the Subject Property or any part thereof, to take and possess all documents, books, records, papers and accounts of Mortgagor or the then owner of the Subject Property, to make, terminate, enforce or modify Leases of the Subject Property upon such terms and conditions as Mortgagee deems proper, to make repairs, alterations and improvements to the Subject Property as necessary, in Mortgagee's sole judgment, to protect or enhance the security hereof.

                  (g) To give such notice of such Default and of its election to cause the Subject Property to be sold as may be required by law or as may be necessary to cause the Mortgagee to exercise the power of sale granted herein. As a condition precedent to any such sale, Mortgagee shall give and record such notice as the law then requires. When the minimum period of time required by law after such notice has elapsed, Mortgagee, without notice to or demand upon Mortgagor except as required by law, shall sell the Subject Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, as deemed

                                 Page 12 of 20

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                                                             Loan No. 8079119402

                           advisable by Mortgagee, or by Mortgagor to the extent required by law, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale. Except as required by law, neither Mortgagor nor any other person or entity other than Mortgagee shall have the right to direct the order in which the Subject Property is sold. Subject to requirements and limits imposed by law, Mortgagee may from time to time postpone sale of all or any portion of the Subject Property by public announcement at such time and place of sale. Mortgagee shall deliver to the purchaser at such sale a deed conveying the Subject Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Mortgagor or Mortgagee may purchase at the sale. Mortgagor hereby expressly waives any right of redemption, including any rights under the Act passed by the Arkansas General Assembly on May 8, 1899, and all acts amendatory or in replacement thereof or supplemental thereto.

                  (h) To resort to and realize upon the security hereunder and any other security now or later held by Mortgagee concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received upon the Secured Obligations all in such order and manner as Mortgagee determines in its sole discretion.

                  (i) Upon sale of the Subject Property at any judicial or non-judicial foreclosure, Mortgagee may credit bid (as determined by Mortgagee in its sole and absolute discretion) all or any portion of the Secured Obligations. In determining such credit bid, Mortgagee may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Subject Property as such appraisals may be discounted or adjusted by Mortgagee in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Mortgagee with respect to the Subject Property prior to foreclosure; (iii) expenses and costs which Mortgagee anticipates will be incurred with respect to the Subject Property after foreclosure, but prior to resale, including, without limitation, costs of structural reports and other due diligence, costs to carry the Subject Property prior to resale, costs of resale (e.g. commissions, attorneys' fees, and taxes), costs of any hazardous materials clean-up and monitoring, costs of deferred maintenance, repair, refurbishment and retrofit, costs of defending or settling litigation affecting the Subject Property, and lost opportunity costs (if any), including the time value of money during any anticipated holding period by Mortgagee; (iv) declining trends in real property values generally and with respect to properties similar to the Subject Property; (v) anticipated discounts upon resale of the Subject Property as a distressed or foreclosed property; (vi) the fact of additional collateral (if any), for the Secured Obligations; and (vii) such other factors or matters that Mortgagee (in its sole and absolute discretion) deems appropriate. In regard to the above, Mortgagor acknowledges and agrees that:
                           (w) Mortgagee is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (x) this Section does not impose upon Mortgagee any additional obligations that are not imposed by law at the time the credit bid is made;
                           (y) the amount of Mortgagee's credit bid need not have any relation to any loan-to-value ratios specified in the Loan Documents or previously discussed between Mortgagor and Mortgagee; and (z) Mortgagee's credit bid may be (at Mortgagee's sole and absolute discretion) higher or lower than any appraised value of the Subject Property.

                  (j) Upon the completion of any foreclosure sale of all or a portion of the Subject Property, commence an action to recover any of the Secured Obligations that remains unpaid or unsatisfied.

         6.3 APPLICATION OF FORECLOSURE SALE PROCEEDS. Except as may be otherwise required by applicable law, after deducting all costs, fees and expenses including, without limitation, cost of evidence of title and attorneys' fees in connection with sale and costs and expenses of sale and of any judicial proceeding wherein such sale may be made, all proceeds of any foreclosure sale shall be applied: (a) to payment of all sums expended by Mortgagee under the terms hereof and not then repaid, with accrued interest at four percent (4%) above the Prime Rate in effect from time to time; (b) to payment of all other Secured Obligations; and (c) the remainder, if any, to the person or persons legally entitled thereto. As used herein, the term "Prime Rate" means at any time the rate of interest most recently announced within Wells Fargo Bank, National Association ("WFB") at its principal office, as its Prime Rate, with the understanding that the Prime Rate is one of WFB's base rates and serves as the basis upon which effective rates of interest

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                                                             Loan No. 8079119402

                  are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as WFB may designate.

         6.4 APPLICATION OF OTHER SUMS. All sums received by Mortgagee under Section 6.2 or Section 3.2, less all costs and expenses incurred by Mortgagee or any receiver under Section 6.2 or
                  Section 3.2, including, without limitation, attorneys' fees, shall be applied in payment of the Secured Obligations in such order as Mortgagee shall determine in its sole discretion; provided, however, Mortgagee shall have no liability for funds not actually received by Mortgagee.

         6.5 NO CURE OR WAIVER. Neither Mortgagee's nor any receiver's entry upon and taking possession of all or any part of the Subject Property and Collateral, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise or failure to exercise of any other right or remedy by Mortgagee or any receiver shall cure or waive any breach, Default or notice of default under this Mortgage, or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and Mortgagor has cured all other defaults), or impair the status of the security, or prejudice Mortgagee in the exercise of any right or remedy, or be construed as an affirmation by Mortgagee of any tenancy, lease or option or a subordination of the lien of or security interests created by this Mortgage.

         6.6 PAYMENT OF COSTS, EXPENSES AND ATTORNEYS' FEES. Mortgagor agrees to pay to Mortgagee immediately and without demand all costs and expenses incurred by Mortgagee pursuant to Section
                  6.2 (including, without limitation, court costs and attorneys' fees, whether incurred in litigation or not) with interest from the date of expenditure until said sums have been paid at the rate of interest then applicable to the principal balance of the Notes as specified therein. In the event of any legal proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Mortgagee.

         6.7 POWER TO FILE NOTICES AND CURE DEFAULTS. Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Mortgagee deems appropriate to protect Mortgagee's interest,
                  (b) upon the issuance of a deed pursuant to the foreclosure of the lien of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment or further assurance with respect to the Subject Property and Collateral, Leases and Payments in favor of the grantee of any such deed, as may be necessary or desirable for such purpose,
                  (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee's security interests and rights in or to any of the Subject Property and Collateral, and (d) upon the occurrence of an event, act or omission which, with notice or passage of time or both, would constitute a Default, Mortgagee may perform any obligation of Mortgagor hereunder; provided, however, that: (i) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (ii) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to act (whether such failure constitutes negligence) by Mortgagee under this Section.

         6.8 REMEDIES CUMULATIVE. All rights and remedies of Mortgagee provided hereunder are cumulative and are in addition to all rights and remedies provided by applicable law (including specifically that of foreclosure of this instrument as though it were a mortgage) or in any other agreements between Mortgagor and Mortgagee. No failure on the part of Mortgagee to exercise any of its rights hereunder arising upon any Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Default. No delay on the part of Mortgagee in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Default is continuing. Mortgagee may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the Secured Obligations after its due date, Mortgagee shall not thereby waive the agreement contained herein that time is of the essence, nor shall Mortgagee waive either its right to require prompt payment or performance when due of the reminder of the Secured Obligations or its right to consider the failure to so pay or perform a Default.

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                                                             Loan No. 8079119402

                       ARTICLE 7. MISCELLANEOUS PROVISIONS

         7.1 ADDITIONAL PROVISIONS. The Loan Documents contain or incorporate by reference the entire agreement of the parties with respect to matters contemplated herein and supersede all prior negotiations. The Loan Documents grant further rights to Mortgagee and contain further agreements and affirmative and negative covenants by Mortgagor which apply to this Mortgage and to the Subject Property and Collateral and such further rights and agreements are incorporated herein by this reference.

         7.2 MERGER. No merger shall occur as a result of Mortgagee's acquiring any other estate in, or any other lien on, the Subject Property unless Mortgagee consents to a merger in writing.

         7.3 OBLIGATIONS OF MORTGAGOR, JOINT AND SEVERAL. If more than one person has executed this Mortgage as "Mortgagor", the obligations of all such persons hereunder shall be joint and several.

         7.4 WAIVER OF MARSHALLING RIGHTS. Mortgagor, for itself and for all parties claiming through or under Mortgagor, and for all parties who may acquire a lien on or interest in the Subject Property and Collateral, hereby waives all rights to have the Subject Property and Collateral and/or any other property, which is now or later may be security for any Secured Obligation ("Other Property") marshaled upon any foreclosure of the lien of this Mortgage or on a foreclosure of any other lien or security interest against any security for any of the Secured Obligations. Mortgagee shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of, the Subject Property and any or all of the Collateral or Other Property as a whole or in separate parcels, in any order that Mortgagee may designate.

         7.5 RULES OF CONSTRUCTION. When the identity of the parties or other circumstances make it appropriate the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The term "Subject Property" and "Collateral" means all and any part of the Subject Property and Collateral, respectively, and any interest in the Subject Property and Collateral, respectively.

         7.6 SUCCESSORS IN INTEREST. The terms, covenants, and conditions herein contained shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto; provided, however, that this Section 7.6 does not waive or modify the provisions of Section 5.14.

         7.7 EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

         7.8 CHOICE OF LAW. The entire transaction contemplated by this Mortgage and the Credit Agreement and all terms and provisions of this Mortgage, the Credit Agreement and the other Loan Documents shall be governed by the laws of the State of California, except for the creation, perfection and enforcement of certain lien rights and remedies provided herein which must be governed by the laws of the situs of the Subject Property, that being Arkansas, regarding which lien rights and remedies Arkansas law shall govern.

         7.9 INCORPORATION. Exhibit A and Schedule 1, all as attached, are incorporated into this Mortgage by this reference.

         7.10 NOTICES. All notices, demands or other communications required or permitted to be given pursuant to the provisions of this Mortgage shall be in writing and shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, except that notice of

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                                                             Loan No. 8079119402

                  Default may be sent by certified mail, return receipt requested, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon receipt at the address set forth below; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

                  Mortgagor:       VIRCO MFG. CORPORATION
                                   2027 Harpers Way
                                   Torrance, California 90501
                                   Attn:  Robert E. Dose,
                                   Chief Financial Officer

                  Mortgagee:       WELLS FARGO BANK, NATIONAL ASSOCIATION
                                   Commercial Banking Group (AU #2702)
                                   201 Third Street, 8th Floor
                                   San Francisco, CA  94013
                                   Attn: Records Management / Team 2

                                   Loan #: 8079119402

                  With a copy to:  WELLS FARGO BANK, NATIONAL ASSOCIATION
                                   San Gabriel Valley Regional Commercial
                                   Banking Office
                                   1000 Lakes Drive, Suite 250
                                   West Covina, CA 91790
                                   Attn:  Randall J. Repp

                  With a copy to:  WELLS FARGO BANK, NATIONAL ASSOCIATION
                                   Disbursement and Operations Center
                                   2120 East Park Place, Suite 100
                                   El Segundo, CA  90245

                                   Attention: DISBURSEMENT REPRESENTATIVE

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days notice to the other party in the manner set forth hereinabove. Mortgagor shall forward to Mortgagee, without delay, any notices, letters or other communications delivered to the Subject Property or to Mortgagor naming Mortgagee, "Lender" or any similar designation as addressee, or which could reasonably be deemed to affect the ability of Mortgagor to perform its obligations to Mortgagee under the Notes or the Credit Agreement.

         7.11 ARBITRATION. THE PROVISIONS OF SECTION 7.11 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN IN THEIR ENTIRETY, MUTATIS MUTANDIS.

                            [Signature Page Follows]

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year set forth above.

                                  VIRCO MFG. CORPORATION, a Delaware corporation

                                  By:    /s/ Robert E. Dose
                                         ------------------
                                  Name:  Robert E. Dose
                                  Title: VP Finance

                      (ALL SIGNATURES MUST BE ACKNOWLEDGED)

                                                                       EXHIBIT A
                                                             Loan No. 8079119402

                         DESCRIPTION OF SUBJECT PROPERTY

Exhibit A to Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by VIRCO MFG. CORPORATION, as Mortgagor to Wells Fargo Bank, National Association, as Mortgagee, dated as of DATE OF DOCUMENTS.

All the certain real property located in the County of PROPERTY COUNTY, State of Arkansas, described as follows:

                                       APN

                                                                      SCHEDULE 1
                                                               Loan No. LOAN NO.

                               SCHEDULE OF LEASES

Schedule 1 to Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by VIRCO MFG. CORPORATION, as Mortgagor to Wells Fargo Bank, National Association, as Mortgagee, dated as of DATE OF DOCUMENTS.

                                 Not applicable

STATE OF ____________)         ACKNOWLEDGMENT
                  )
COUNTY OF ___________)

         On this day before me, a Notary Public, duly commissioned, qualified and acting within and for said county and state, appeared in person the within named ______________, being the _____________ of VIRCO MFG. CORPORATION, a Delaware corporation, and who had been designated by said corporation to execute the foregoing instrument, to me personally well known, who stated that he/she was the ______________ of VIRCO MFG. CORPORATION, and was duly authorized in his/her capacity to execute the foregoing instrument for and in the name and behalf of said corporation, and further stated and acknowledged that he/she had so signed, executed, and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal this _____ day of __________, 20___.

                                  NOTARY PUBLIC

My Commission expires: